Exhibit 24

POWER OF ATTORNEY

The undersigned, GBS Venture Partners ATF GBS BioVentures II Trust, an entity duly organized under the laws of the Australia (the “Company”), does hereby make, constitute and appoint each of Malin Delling and Amy Saldamando acting severally, as its true and lawful attorneys-in-fact, for the purpose of, from time to time, executing in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all documents, certificates, instruments, statements, other filings and amendments to the foregoing (collectively, “documents”) determined by such person to be necessary or appropriate to comply with ownership or control-person reporting requirements imposed by any United States or non-United States governmental or regulatory authority, Including without limitation Forms 3, 4, 5,13D, 13F, 13G and 13H and any amendments to any of the foregoing as may be required to be filed with the Securities and Exchange Commission, and delivering, furnishing or filing any such documents with the appropriate governmental, regulatory authority or other person, and giving and granting to each such attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Any such determination by an attorney-in-fact named herein shall be conclusively evidenced by such person’s execution, delivery, furnishing or filing of the applicable document.

IN WITNESS WHEREOF, the undersigned has caused this power of attorney to be executed as of this 6th day of February, 2017.

GBS BioVentures II Trust

By:	/s/ Benjamin Gust
Name: Benjamin Gust
Title: Director

POWER OF ATTORNEY

The undersigned, GBS Venture Partners ATF BioVentures III Trust, an entity duly organized under the laws of the Australia (the “Company”), does hereby make, constitute and appoint each of Malin Delling and Amy Saldamando acting severally, as its true and lawful attorneys-in-fact, for the purpose of, from time to time, executing in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all documents, certificates, instruments, statements, other filings and amendments to the foregoing (collectively, “documents”) determined by such person to be necessary or appropriate to comply with ownership or control-person reporting requirements imposed by any United States or non-United States governmental or regulatory authority, Including without limitation Forms 3, 4, 5,13D, 13F, 13G and 13H and any amendments to any of the foregoing as may be required to be filed with the Securities and Exchange Commission, and delivering, furnishing or filing any such documents with the appropriate governmental, regulatory authority or other person, and giving and granting to each such attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Any such determination by an attorney-in-fact named herein shall be conclusively evidenced by such person’s execution, delivery, furnishing or filing of the applicable document.

IN WITNESS WHEREOF, the undersigned has caused this power of attorney to be executed as of this 6th day of February 2017.

GBS BioVentures III Trust

By:	/s/ Benjamin Gust
Name: Benjamin Gust
Title: Director

POWER OF ATTORNEY

The undersigned, GBS Venture Partners Pty Ltd., a corporation duly organized under the laws of the Australia (the “Company”), does hereby make, constitute and appoint each of Malin Delling and Amy Saldamando acting severally, as its true and lawful attorneys-in-fact, for the purpose of, from time to time, executing in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all documents, certificates, instruments, statements, other filings and amendments to the foregoing (collectively, “documents”) determined by such person to be necessary or appropriate to comply with ownership or control-person reporting requirements imposed by any United States or non-United States governmental or regulatory authority, Including without limitation Forms 3, 4, 5,13D, 13F, 13G and 13H and any amendments to any of the foregoing as may be required to be filed with the Securities and Exchange Commission, and delivering, furnishing or filing any such documents with the appropriate governmental, regulatory authority or other person, and giving and granting to each such attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Any such determination by an attorney-in-fact named herein shall be conclusively evidenced by such person’s execution, delivery, furnishing or filing of the applicable document.

IN WITNESS WHEREOF, the undersigned has caused this power of attorney to be executed as of this 6th day of February 2017.

GBS Venture Partners Pty Ltd.

By:	/s/ Benjamin Gust
Name: Benjamin Gust
Title: Director